UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-05                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

   On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  November 26, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders November 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  November 25, 2003



                      Centex Home Equity Loan Trust 2003-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1      85,250,000.00      59,269,683.22   5,356,605.12    90,682.62   5,447,287.74       0.00      0.00       53,913,078.10
AF_2      15,500,000.00      15,500,000.00           0.00    27,822.50      27,822.50       0.00      0.00       15,500,000.00
AF_3      47,400,000.00      47,400,000.00           0.00   106,966.00     106,966.00       0.00      0.00       47,400,000.00
AF_4      63,000,000.00      63,000,000.00           0.00   196,875.00     196,875.00       0.00      0.00       63,000,000.00
AF_5       6,110,000.00       6,110,000.00           0.00    21,593.76      21,593.76       0.00      0.00        6,110,000.00
AF_6      24,200,000.00      24,200,000.00           0.00    73,689.00      73,689.00       0.00      0.00       24,200,000.00
AV_1     129,053,000.00     104,245,776.41   6,043,565.86   117,566.07   6,161,131.93       0.00      0.00       98,202,210.55
AV_2     128,987,000.00     101,196,030.37   5,830,594.47   114,941.82   5,945,536.29       0.00      0.00       95,365,435.90
M_1       42,000,000.00      42,000,000.00           0.00    59,885.00      59,885.00       0.00      0.00       42,000,000.00
M_2       31,500,000.00      31,500,000.00           0.00    72,318.75      72,318.75       0.00      0.00       31,500,000.00
M_3       19,500,000.00      19,500,000.00           0.00    59,220.42      59,220.42       0.00      0.00       19,500,000.00
B          7,500,000.00       7,500,000.00           0.00    27,912.50      27,912.50       0.00      0.00        7,500,000.00
R_1                0.00               0.00           0.00         0.00           0.00       0.00      0.00                0.00
TOTALS   600,000,000.00     521,421,490.00  17,230,765.45   969,473.44  18,200,238.89       0.00      0.00      504,190,724.55

AIO_I     82,656,000.00      54,000,000.00           0.00   225,000.00     225,000.00          0.00      0.00    48,000,000.00
AIO_II    53,190,000.00      30,300,000.00           0.00   101,000.00     101,000.00          0.00      0.00    27,150,000.00
AIO_III   53,190,000.00      30,300,000.00           0.00   101,000.00     101,000.00          0.00      0.00    27,150,000.00
X_IO           1,927.13     525,951,093.27           0.00         7.75           7.75          0.00      0.00   510,893,875.66
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     153214GH7       695.24555097     62.83407765      1.06372575    63.89780340          632.41147331     AF_1      1.836000 %
AF_2     153214GJ3     1,000.00000000      0.00000000      1.79500000     1.79500000        1,000.00000000     AF_2      2.154000 %
AF_3     152314GK0     1,000.00000000      0.00000000      2.25666667     2.25666667        1,000.00000000     AF_3      2.708000 %
AF_4     152314GL8     1,000.00000000      0.00000000      3.12500000     3.12500000        1,000.00000000     AF_4      3.750000 %
AF_5     152314GM6     1,000.00000000      0.00000000      3.53416694     3.53416694        1,000.00000000     AF_5      4.241000 %
AF_6     152314GN4     1,000.00000000      0.00000000      3.04500000     3.04500000        1,000.00000000     AF_6      3.654000 %
AV_1     152314GP9       807.77491736     46.83010748      0.91099060    47.74109808          760.94480988     AV_1      1.400000 %
AV_2     152314GQ7       784.54441432     45.20296208      0.89111166    46.09407374          739.34145224     AV_2      1.410000 %
M_1      152314GR5     1,000.00000000      0.00000000      1.42583333     1.42583333        1,000.00000000     M_1       1.770000 %
M_2      152314GS3     1,000.00000000      0.00000000      2.29583333     2.29583333        1,000.00000000     M_2       2.850000 %
M_3      152314GT1     1,000.00000000      0.00000000      3.03694462     3.03694462        1,000.00000000     M_3       3.770000 %
B        152314GU8     1,000.00000000      0.00000000      3.72166667     3.72166667        1,000.00000000     B         4.620000 %
TOTALS                   869.03581667     28.71794242      1.61578907    30.33373148          840.31787425

AIO_I    N/A             653.31010453      0.00000000      2.72212544     2.72212544          580.72009292     AIO_I     5.000000 %
AIO_II   N/A             569.65595037      0.00000000      1.89885317     1.89885317          510.43429216     AIO_II    4.000000 %
AIO_III  N/A             569.65595037      0.00000000      1.89885317     1.89885317          510.43429216     AIO_III   4.000000 %
X_IO     N/A                    #####      0.00000000      4.02152424     4.02152424                  ####     X_IO      0.000000 %
--------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

Sec. 7.09(ii)           Distributions Allocable to Principal
                        Group I
                        Scheduled Monthly Payments                                                         269,022.30
                        Curtailments                                                                        23,456.73
                        Prepayments in Full                                                              4,388,425.55
                        Loans Repurchased by Seller                                                              0.00
                        Substitution Amounts                                                                     0.00
                        Net Liquidation Proceeds                                                                 0.00

                        Group II
                        Scheduled Monthly Payments                                                          99,889.11
                        Curtailments                                                                        23,524.34
                        Prepayments in Full                                                              5,157,796.29
                        Loans Repurchased by Seller                                                              0.00
                        Substitution Amounts                                                                     0.00
                        Net Liquidation Proceeds                                                                 0.00

                        Group III
                        Scheduled Monthly Payments                                                          97,576.74
                        Curtailments                                                                        16,153.67
                        Prepayments in Full                                                              4,981,372.88
                        Loans Repurchased by Seller                                                              0.00
                        Substitution Amounts                                                                     0.00
                        Net Liquidation Proceeds                                                                 0.00

                        Subordination Increase Amount                                                    2,173,547.84
                        Excess Overcollateralization Amount                                                      0.00

Sec. 7.09(iv)           Class Interest Carryover Shortfall
                        Class AF-1                                                                               0.00
                        Class AF-2                                                                               0.00
                        Class AF-3                                                                               0.00
                        Class AF-4                                                                               0.00
                        Class AF-5                                                                               0.00
                        Class AF-6                                                                               0.00
                        Class AV-1                                                                               0.00
                        Class AV-2                                                                               0.00
                        Class M-1                                                                                0.00
                        Class M-2                                                                                0.00
                        Class M-3                                                                                0.00
                        Class B                                                                                  0.00

Sec. 7.09(v)            Class Principal Carryover Shortfall
                        Subordinate Certificates
                        Class M-1                                                                                0.00
                        Class M-2                                                                                0.00
                        Class M-3                                                                                0.00
                        Class B                                                                                  0.00

Sec. 7.09(vi)           Aggregate Loan Balance of Each Group
                        Group I Beginning Aggregate Loan Balance                                       216,809,387.17
                        Group I Ending Aggregate Loan Balance                                          212,128,482.59

                        Group II Beginning Aggregate Loan Balance                                      156,045,439.79
                        Group II Ending Aggregate Loan Balance                                         150,764,230.05

                        Group III Beginning Aggregate Loan Balance                                     153,096,266.31
                        Group III Ending Aggregate Loan Balance                                        148,001,163.02

Sec. 7.09(vii)          Overcollateralization
                        Total Overcollateralization Amount                                               6,703,151.11
                        Total Required Overcollateralization Amount                                     15,000,048.18

Sec. 7.09(viii)         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)           Substitution Amounts
                        Group I                                                                                  0.00
                        Group II                                                                                 0.00
                        Group III                                                                                0.00

Sec. 7.09(ix)           Loan Purchase Price Amounts
                        Group I                                                                                  0.00
                        Group II                                                                                 0.00
                        Group III                                                                                0.00

Sec. 7.09(x)            Weighted Average Net Coupon Rate
                        Group I                                                                              8.2721 %
                        Group II                                                                             7.9795 %
                        Group III                                                                            8.1348 %

Sec. 7.09(xi)           Monthly Remittance Amount
                        Group I                                                                          6,175,791.89
                        Group II                                                                         6,319,175.91
                        Group III                                                                        6,133,271.09

Sec. 7.09(xi)           Weighted Average Gross Margin
                        Group II Loans                                                                       8.2850 %
                        Group III Loans                                                                      8.3398 %
Sec. 7.09(xiv)          Largest Loan Balance
                        Group I                                                                            587,648.68
                        Group II                                                                           352,154.10
                        Group III                                                                          623,727.83

Sec. 7.09(xv)           Basic Principal Amount
                        Group I                                                                          4,680,904.58
                        Group II                                                                         5,281,209.74
                        Group III                                                                        5,095,103.29

Sec. 7.09(xvi)          Net Wac Cap Carryover Paid
                        Group I                                                                                  0.00
                        Group II                                                                                 0.00
                        Group III                                                                                0.00
                        Subordinate                                                                              0.00

Sec. 7.09(xvi)          Remaining Net Wac Cap Carryover
                        Group I                                                                                  0.00
                        Group II                                                                                 0.00
                        Group III                                                                                0.00
                        Subordinate                                                                              0.00

Sec. 7.09(xviii)        Net Wac Cap
                        Group I Net WAC Cap                                                                    7.03 %
                        Group II Net WAC Cap                                                                   7.45 %
                        Group III Net WAC Cap                                                                  7.60 %
                        Subordinate Net WAC Cap                                                                7.52 %

Sec. 7.09(xix)          Applied Realized Loss Amounts
                        Subordinate Certificates
                        Class M-1                                                                                0.00
                        Class M-2                                                                                0.00
                        Class M-3                                                                                0.00
                        Class B                                                                                  0.00

Sec. 7.09(xx)           Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)         Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                Group 1
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     56            2,373,276.69                   1.12 %
                                               60-89 days                     11              500,178.13                   0.24 %
                                               90+days                         5              305,026.51                   0.14 %
                                               Total                      72                3,178,481.33                   1.50 %
                                                Group 2
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     31            2,772,249.61                   1.84 %
                                               60-89 days                     10              714,306.79                   0.47 %
                                               90+days                         5              486,193.10                   0.32 %
                                               Total                      46                3,972,749.50                   2.63 %
                                                Group 3
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     40            3,278,687.84                   2.22 %
                                               60-89 days                      8              776,378.74                   0.52 %
                                               90+days                         3              169,416.52                   0.11 %
                                                Total                         51            4,224,483.10                   2.85 %

                                                Group Totals
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                    127            8,424,214.14                   1.65 %
                                               60-89 days                     29            1,990,863.66                   0.39 %
                                               90+days                        13              960,636.13                   0.19 %
                                                Total                        169           11,375,713.93                   2.23 %

Sec. 7.09(b)(ii)        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         34            2,267,727.25                 1.07 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                         24            2,249,008.70                 1.49 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                         13              955,443.97                 0.65 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         71            5,472,179.92                 1.07 %

Sec. 7.09(b)(iii)       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         18              874,094.45                 0.41 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                         15            1,462,962.04                 0.97 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                         13              953,306.56                 0.64 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         46            3,290,363.05                 0.64 %

Sec. 7.09(b)(iii)       Balloon Loans
                        Number of Balloon Loans                                                                               102.0
                        Balance of Balloon Loans                                                                        6,883,487.1


Sec. 7.09(b)(iv)        Number and Aggregate Principal Amounts of REO Loans
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          2               94,434.18                 0.04 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          3              219,087.52                 0.15 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                          3              281,790.67                 0.19 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          8              595,312.37                 0.12 %

Sec. 7.09(b)(v)         Book Value of REO Loans
                        Group I                                                                                            94,500.00
                        Group II                                                                                          219,300.00
                        Group III                                                                                         283,270.00

Sec. 7.09(b)(vi)        Realized Losses
                        Group I:
                        Monthly Realized Losses                                                                                 0.00
                        Cumulative Realized Losses                                                                          7,926.57
                        Group II:
                        Monthly Realized Losses                                                                                 0.00
                        Cumulative Realized Losses                                                                              0.00
                        Group III:
                        Monthly Realized Losses                                                                                 0.00
                        Cumulative Realized Losses                                                                              0.00

Sec. 7.09(b)(vii)       Net Liquidation Proceeds
                        Group I                                                                                                 0.00
                        Group II                                                                                                0.00
                        Group III                                                                                               0.00

Sec. 7.09(b)(viii)      60+ Delinquency Percentage (Rolling Three Month)                                                    1.7234 %

Sec. 7.09(b)(ix)        Cumulative Loss Percentage                                                                            0.00 %
                        Cumulative Realized Losses Since Cut-Off Date                                                       7,926.57
                        Aggregate Loan Balance as of the Cut-Off Date                                                 600,001,927.13

Sec. 7.09(b)(x)         Has a Trigger Event Occurred?                                                                             NO

                        1-Month LIBOR for Current Distribution Date                                                        1.12000 %
